UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement.

☒	Definitive additional materials.

☐	Soliciting material pursuant to Section 240.14a-12

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your Vote Counts!
ARGO GROUP INTERNATIONAL HOLDINGS, LTD.
2021 Annual General Meeting
Vote by May 4, 2021
11:00 AM ET
ARGO GROUP INTERNATIONAL HOLDINGS, LTD. ATTN: CRAIG COMEAUX
90 PITTS BAY ROAD
PEMBROKE HM 08, BERMUDA
D43617-P49728

You invested in ARGO GROUP INTERNATIONAL HOLDINGS, LTD. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 6, 2021.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users	Vote in Person at the Meeting*
Point your camera here and	May 6, 2021
vote without entering a	12:00 p.m. Atlantic Time
control number
90 Pitts Bay Road
Pembroke, HM 08, Bermuda

* Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of the 9 nominees for director named in the accompanying proxy statement for a one-year term.
1a.	Bernard C. Bailey	For
1b.	Thomas A. Bradley	For
1c.	Fred R. Donner	For
1d.	Anthony P. Latham	For
1e.	Dymphna A. Lehane	For
1f.	Samuel G. Liss	For
1g.	Carol A. McFate	For
1h.	Al-Noor Ramji	For
1i.	Kevin J. Rehnberg	For
2.	Approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers.	For
3.	Approve Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021 and	For
refer the determination of its remuneration to the Audit Committee of the Board of Directors.
4.	To take action upon any other matter that may properly come before the meeting or any adjournments thereof.

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